================================================================================

                                  SCHEDULE 14A
                                 (RULE 14A-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934
                             (AMENDMENT NO.      )

Filed by the Registrant  [X]

Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement               [ ]  CONFIDENTIAL, FOR USE OF THE COMMISSION
                                                    ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
[x]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12.

                        AMERICAN STONE INDUSTRIES, INC.
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


    (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1) Title of each class of securities to which transaction applies: .......

     (2) Aggregate number of securities to which transaction applies: ..........

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): ............

     (4) Proposed maximum aggregate value of transaction: ......................

     (5) Total fee paid: .......................................................

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid: ...............................................

     (2) Form, Schedule or Registration Statement No.: .........................

     (3) Filing Party: .........................................................

     (4) Date Filed: ...........................................................

================================================================================

                         AMERICAN STONE INDUSTRIES, INC.
                              230 West Main Street
                         South Amherst, Ohio 44001-2926

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON APRIL 21, 2004

To Our Stockholders:

         The Annual Meeting of Stockholders of American Stone Industries, Inc. (the "Company") will be held at the Union Club of Cleveland, 1211 Euclid Avenue, Cleveland, Ohio, on Wednesday, April 21, 2004, at 11:30 a.m., local time, to:

                  (1) Elect seven Directors, each to serve for a term of one year; and

                  (2) Transact such other business as may properly come before the meeting.

         Only those holders of Common Stock of record at the close of business on March 10, 2004 are entitled to notice of and to vote at the Annual Meeting.

                                             By Order of the Board of Directors,

                                             /s/ Michael J. Meier

                                             Michael J. Meier
                                             Secretary

March 17, 2004

         The Company's Annual Report for the year ended December 31, 2003 is enclosed. The Annual Report contains financial and other information about the Company, but is not incorporated into the Proxy Statement and is not deemed to be a part of the proxy soliciting material.

         YOUR VOTE IS IMPORTANT, REGARDLESS OF THE NUMBER OF SHARES YOU MAY HOLD. Please sign, date and return your proxy card in the return envelope provided as soon as possible. This will not prevent you from voting your shares in person if you are present at the Annual Meeting.

                         AMERICAN STONE INDUSTRIES, INC.
                              230 West Main Street
                         South Amherst, Ohio 44001-2926

                                 PROXY STATEMENT

                         ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON APRIL 21, 2004

         This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of American Stone Industries, Inc. ("American Stone" or the "Company") of proxies to be used at the Annual Meeting of Stockholders of the Company to be held on Wednesday, April 21, 2004, at 11:30 a.m., local time, at the Union Club of Cleveland, 1211 Euclid Avenue, Cleveland, Ohio (the "Annual Meeting") and at any adjournment or postponement thereof.

         The accompanying proxy is solicited by the Board of Directors of the Company and will be voted in accordance with the instructions contained therein, if it is returned duly executed and is not revoked before it is voted. If no choice is specified on the proxy it will be voted FOR the election of the seven nominees for Director named herein. Any stockholder giving a proxy pursuant to this solicitation may revoke it by giving written notice to the Secretary of the Company at any time prior to its exercise, by voting in person at the Annual Meeting or by submission of a duly executed proxy bearing a later date.

         This Proxy Statement and accompanying form of proxy are being mailed to stockholders on or about March 17, 2004.

         The record date for determination of stockholders entitled to vote at the Annual Meeting was the close of business on March 10, 2004. On that date, 1,939,169 shares of Common Stock were outstanding and entitled to vote. The Company has no other voting securities outstanding.

         At the Annual Meeting, in accordance with the Delaware General Corporation Law and the Company's Bylaws, the inspectors of election appointed by the Board of Directors for the Annual Meeting will determine the presence of a quorum and will tabulate the results of stockholder voting. The holders of a majority of the outstanding shares of the Company's Common Stock entitled to vote at the meeting, present in person or by proxy, will constitute a quorum. The inspectors of election intend to treat properly executed proxies that are marked, with respect to election of Directors, as "vote withheld" or, with respect to any other proposals, "abstain," as shares present for purposes of determining whether a quorum is present. Likewise, broker non-votes will be counted in determining a quorum.

         The seven nominees for Director receiving the greatest number of votes will be elected. In the election of Directors, votes may be cast in favor or withheld; votes that are withheld or broker non-votes will have no effect on the outcome of the election of Directors.

         In voting on matters other than the election of Directors, proposals will be decided by the vote of holders of a majority of the outstanding shares entitled to vote thereon present in person or by proxy at the meeting, unless otherwise provided by law or by the Certificate of Incorporation. In voting on such other matters, votes may be cast in favor, against or abstained. Abstentions will count as present for purposes of the proposal on which the abstention is noted and will have the effect of a vote against the proposal. Broker non-votes, however, are not counted as present and entitled to vote for purposes of determining whether a proposal has been approved and will have no effect on the outcome of any proposal requiring the affirmative vote of the holders of a majority of the outstanding shares present and entitled to vote.

                              ELECTION OF DIRECTORS

         Under the Company's Bylaws adopted by the stockholders on November 22, 1996, the authorized number of Directors of the Company shall be not less than three, nor more than seven, as may be fixed from time to time by resolution of the Board of Directors, and each Director shall be elected or designated to serve and hold office until the next Annual Meeting of Stockholders. The Board of Directors has fixed the number of Directors at seven. All of the current Directors of the Company have been nominated to be re-elected for one-year terms. Unless otherwise specified, all duly executed proxies will be voted FOR the election of the nominees named below. The persons designated as proxies, however, reserve full discretion to cast votes for other persons if any nominee is unable to serve. All nominees have indicated their willingness to serve as Directors, if elected, and the Company has no reason to believe they will be unable to serve.

         Information about the Director nominees is set forth in the following paragraphs.

DIRECTOR NOMINEES FOR TERMS EXPIRING IN 2005

Enzo Costantino.......................        Mr. Costantino has served as Treasurer of the Company and as a Director
Age 42                                        since 1996. He has been Secretary and Treasurer of Terrazzo, Mosaic & Tile
Director since 1996                           Company, Ltd. since 1994. Terrazzo, Mosaic & Tile, located in Toronto,
                                              Ontario, is a subcontractor for all types of hard and soft commercial surfaces. Prior to joining Terrazzo, Mosaic & Tile, Mr. Costantino was the controller of Daicon Contractors, a general contractor located in Toronto,
                                              Ontario, from 1989 to 1994, and the cost accounting manager for Canada
                                              Packers, a meat processor located in Toronto, Ontario, from 1983 to 1989.

Glen Gasparini........................        Mr. Gasparini has served as a Director since 1995 and was President and
Age 51                                        Chief Executive Officer of the Company from 1995 to 1997. He has been
Director since 1995                           President of Terrazzo, Mosaic & Tile Company, Ltd. since 1975.

Michael J. Meier......................        Mr. Meier has served as Secretary of the Company and as a Director since
Age 49                                        1996. He has been the Corporate Controller and Assistant Treasurer of
Director since 1996                           PolyOne Corporation (NYSE: POL) since January 2004. PolyOne Corporation, headquartered in Avon Lake, Ohio with 2003 annual revenues of approximately
                                              $2 billion, is an international polymer services company with operations in thermoplastic compounds, specialty polymer formulations, color and additive systems, and thermoplastic resin distribution. From September 2002 until
                                              January 2004 he was the Director of Finance for the Elastomers and
                                              Performance Additives Group of PolyOne. From May 1999 until December 2002 he was the Director of Finance and Information Technology of the Specialty
                                              Resins and Formulators Group of PolyOne. He was previously Vice-President of
                                              Finance, Chief Financial Officer, Secretary and Treasurer of Defiance, Inc.
                                              (Nasdaq: DEFI) from 1990 until February 1999. Defiance, a supplier of products and services to the U.S. transportation industry, was purchased by
                                              General Chemical Group, Inc. (NYSE: GCG) in February 1999.

Timothy I. Panzica....................        Mr. Panzica has served as a Director of the Company since 1996. He has been
Age 48                                        Executive Vice-President of Panzica Construction Company since 1981.
Director since 1996                           Panzica Construction Company, a 47 year old firm located in Cleveland, Ohio, is a full service construction management/general contracting organization with expertise in all aspects of commercial construction. Panzica
                                              Construction Company is part of the Panzica Group of companies, which specializes in real estate development, design/build, and property management.

Thomas H. Roulston II.................        Mr. Roulston has served as Chairman of the Board of the Company and as a
Age 70                                        Director since 1996. Since February 1994, he has been the Chairman of the
Director since 1996                           Board of MJM Industries, a privately-held manufacturer. He founded Roulston &
                                              Company, Inc. in 1963 and was its Chairman from 1963 to 2000. Roulston &
                                              Company was a registered investment adviser located in Cleveland, Ohio. Mr.
                                              Roulston was also Chairman of the Board of Directors of Defiance, Inc.
                                              (Nasdaq: DEFI) through February 1999. Defiance, a supplier of tooling systems, testing services, specialty anti-friction bearings and precision-machined products to the U.S. transportation industry, with headquarters in Cleveland, Ohio, was purchased by General Chemical Group,
                                              Inc. (NYSE: GCG) in February 1999. Mr. Roulston is also a Director of several privately-held companies.

Louis Stokes..........................        Mr. Stokes has served as a Director of the Company since January 1999. From
Age 79                                        1969 to 1999, Mr. Stokes served as a Congressman in the United States House
Director since 1999                           of Representatives. In February 1999, Mr. Stokes took a position as senior counsel at Squire, Sanders & Dempsey, a Cleveland-based law firm, and joined the faculty of the Mandel School of Applied Social Sciences at the Case
                                              Western Reserve University. Mr. Stokes is also a Director of Forest City
                                              Enterprises, Inc. (NYSE: FCEa)

John R.  Male.........................        Mr. Male has been with Park View Federal Savings Bank (the "Bank") since
Age 55                                        1971, and was named President and Chief Executive Officer of the Bank in
Director since 2002                           1986. He was named President of PVF Capital Corp. (Nasdaq: PVFC) upon its organization as a holding company for the Bank in 1994. Mr. Male was named
                                              Chairman of the Board of Directors and Chief Executive Officer of PVF Capital
                                              Corp. and the Bank in October 2000. Mr. Male also serves in various public service and charitable organizations.

                       INFORMATION REGARDING MEETINGS AND
                      COMMITTEES OF THE BOARD OF DIRECTORS

COMMITTEES OF THE BOARD OF DIRECTORS

         Audit Committee. The Audit Committee, established in September 1996 and consisting entirely of non-employee Directors, met twice in fiscal 2003. The committee reviews the external audit plan and activities, the Company's annual financial statements and the Company's system of internal and financial controls. The committee also approves in advance all audit, audit-related and nonaudit services provided by the independent auditors and reviews all significant fees related to these services. The committee also selects the independent auditors. Members of the Audit Committee are Michael J. Meier (Chairman), Enzo Costantino and John R. Male. Mr. Meier and Mr. Male are independent directors, as defined under Nasdaq listing standards and Mr. Meier qualifies as an "audit committee financial expert" as defined by regulations of the Securities and Exchange Commission.

         Compensation Committee. The Compensation Committee, established in September 1996 and consisting entirely of non-employee Directors, met once in fiscal 2003. The committee administers the incentive plans of the Company and its subsidiaries, approves changes in senior executive compensation and recommends changes in the Company's incentive plans to the Board. The committee also recommends the retainer and attendance fees for Directors. Members of the Compensation Committee are Timothy I. Panzica (Chairman), Thomas H. Roulston II, and Glen Gasparini.

         Executive Committee. The Executive Committee, established in September 1996 and consisting entirely of non-employee Directors, did not meet in fiscal 2003. The committee acts upon matters requiring Board action during the intervals between Board meetings and includes all the functions of the Board of Directors other than the filling of vacancies in the

Board of Directors or in any of its committees. Members of the Executive Committee are Thomas H. Roulston II (Chairman) and Glen Gasparini.

         Nominating Committee. The Nominating Committee, established in February 2004, is governed by a written charter adopted by the Board of Directors, a copy of which is attached to this Proxy Statement as Appendix A. The nominating committee charter is not available at the Company website. The current members of the Nominating Committee, Thomas H. Roulston and Glen Gasparini, are not "independent directors" as defined under Nasdaq listing standards The Nominating Committee charter provides in part that the committee shall seek to identify potential directors with relevant experience in business and industry, government, education and other areas beneficial to the Board of Directors as a whole and that the Nominating Committee shall monitor the mix in order to ensure that the Board has the necessary tools to perform its functions effectively. The charter requires that the Nominating Committee recommend annually nominees for election to the Board. Each recommended nominee must have indicated willingness to serve on the Board and must be prepared to represent the interests of the Company and its stockholders in general and not just to represent a particular stockholder or group. The Nominating Committee charter provides in part that the Nominating Committee shall consider all director nominees recommended to it, including those recommended by third parties such as stockholders, and that such recommendation shall be evaluated using the same criteria as applicable to candidates identified by the Nominating Committee. Such recommendations should be directed in writing to any member of the Nominating Committee, at the address of the principal office of the Company, and should be accompanied by a written statement by the recommended party that he or she is willing to serve if elected and a written statement of the qualifications of the recommended person.

ATTENDANCE AT MEETINGS

         The Board of Directors of the Company met nine times during fiscal 2003. During fiscal 2003 each Director attended at least 75 percent of the meetings of the Board of Directors and any Committee of the Board of Directors on which he or she served, except Mr. Meier, who attended five meetings. The Company does not have a written policy regarding attendance at Annual Meetings, but the Company encourages all board members to attend. All board members attended the Annual Meeting held in 2003.

COMMUNICATIONS FROM SECURITY HOLDERS TO THE BOARD OF DIRECTORS

         Any security holder may send a written communication to the full Board of Directors by addressing it to the Chairman of the Board in care of the Company's principal place of business. Any security holder may send a written communication to a specific member of the Board of Directors by addressing it to the individual board member in care of the Company's principal place of business. All such security holder communications will be relayed to the Chairman of the Board or the specific member of the Board of Directors as applicable.

COMPENSATION OF DIRECTORS

         No Directors' fees are paid to Directors. All Directors are reimbursed for reasonable out-of-pocket expenses incurred in connection with their services as Directors.

         On June 24, 1998, the stockholders approved the American Stone Industries, Inc. 1998 Non-Employee Director Stock Option Plan (the "Non-Employee Option Plan"). Under this plan, each non-employee Director automatically receives an option to purchase 1,500 shares of Common Stock on the date of each annual meeting of stockholders in which the Director is elected or re-elected to the Board of Directors. In addition, each Director receives an option to purchase 150 shares of Common Stock for each Board or committee meeting attended. The Chairman of the Board receives twice the number of options as the other Directors. Each option is granted at the fair market value of the Common Stock on the date of grant and expires on the fifth anniversary of the date of grant. All options granted are non-qualified stock options for federal income tax purposes. On February 19, 2003, the Board of Directors unanimously approved amending the Non-Employee Option Plan to extend the terms of all options granted under the Non-Employee Option Plan that were outstanding prior to the Board meeting on February 19, 2003 for an additional three years. The number of options subject to this amendment was 110,954 at a weighted average exercise price of $5.86.

                             AUDIT COMMITTEE REPORT

         The Audit Committee oversees the Company's financial reporting process on behalf of the Board of Directors. The Audit Committee's activities are governed by a written charter adopted by the Board of Directors, a copy of which is attached to this Proxy Statement as Appendix B. The charter includes the Audit Committee's pre-approval policies and procedures related to engaging audit or non-audit services.

         Management has the primary responsibility for the Company's financial statements and the reporting process, including the system of internal controls. The independent auditors audit the annual financial statements prepared by management and express an opinion on the conformity of those financial statements with accounting principles generally accepted in the United States of America. The Audit Committee monitors these processes.

         In this context, the Audit Committee met and held discussions with management and the independent auditors. Management represented to the Audit Committee that the Company's financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, and the Audit Committee reviewed and discussed the audited financial statements with management and the independent auditors, including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of specific judgments and the clarity of disclosures in the financial statements. The Audit Committee also discussed with the independent auditors such other matters as are required to be discussed with the Audit Committee under auditing standards generally accepted in the United States of America.

         In addition, the independent auditors provided to the Audit Committee the written disclosures and letter required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), related to the auditors' independence. The Audit Committee discussed with the independent auditors the auditors' independence from the Company and its management and considered the compatibility of non-audit services with the auditors' independence.

         The Audit Committee discussed with the Company's financial management and independent auditors the overall scope and plans for the audit. The Audit Committee also met with the independent auditors, with and without management present, to discuss the results of the examinations, their evaluation of the Company's internal controls and the overall quality of the Company's financial reporting. In addition, the Audit Committee considered other areas of its oversight relating to the financial reporting process that it determined appropriate.

         Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors, and the Board of Directors has approved, that the audited financial statements be included in the Company's Annual Report on Form 10-KSB for the year ended December 31, 2003 for filing with the Securities and Exchange Commission.

                                 AUDIT COMMITTEE

                           Michael J. Meier, Chairman
                                 Enzo Costantino
                                  John R. Male

                             AUDIT AND RELATED FEES

AUDIT FEES

         The aggregate fees billed by Hobe & Lucas for professional services for the audit of the Company's annual consolidated financial statements and the review of the consolidated financial statements included in the Company's Forms 10-QSB was $25,880 for fiscal year 2002 and $36,517 for fiscal year 2003.

AUDIT-RELATED FEES

         Hobe & Lucas did not perform "audit-related" services for the Company in fiscal years 2002 or 2003.

TAX FEES

         The aggregate fees billed to the Company for tax compliance services rendered by Hobe & Lucas were $6,000 for fiscal year 2002 and $6,000 for fiscal year 2003. The Audit Committee has determined that the provision of these services is compatible with maintaining the independence of Hobe & Lucas.

ALL OTHER FEES

         Hobe & Lucas did not bill the Company for any services or products during fiscal years 2002 and 2003 except as described above.

                             COMMON STOCK OWNERSHIP

                      BENEFICIAL OWNERSHIP OF STOCKHOLDERS
                          OWNING MORE THAN FIVE PERCENT

         The following table sets forth beneficial owners known to the Company of more than five percent of the Company's outstanding Common Stock as of February 27, 2004. All information with respect to beneficial ownership has been furnished by the respective five percent beneficial holder.

NAME AND ADDRESS OF                                                     NUMBER OF SHARES       PERCENT OF
BENEFICIAL OWNER                                                       BENEFICIALLY OWNED     TOTAL SHARES
----------------                                                       ------------------     ------------
Roulston Ventures Limited Partnership(1)...................                  460,000(2)           23.4%
1200 East Street
Fairport Harbor, Ohio  44077

Roulston Venture Capital, L.P.(3)..........................                  200,000(4)           10.0%
1200 East Street
Fairport Harbor, Ohio  44077

TMT Masonry, Ltd.(5).......................................                  300,000              15.5%
900 Keele Street
Toronto, Ontario, Canada M6N 3E7

----------------------
(1) Mr. Thomas H. Roulston II, Director and Chairman of the Board of the Company, is a general partner and 9% owner of Roulston Ventures Limited Partnership. Refer to the table regarding Directors and executive officers for detail.

(2) Includes 30,000 shares of Common Stock that are issuable upon conversion of a convertible subordinated note in the principal amount of $150,000 at a conversion rate of $5.00 per share.

(3) Mr. Thomas H. Roulston II, Director and Chairman of the Board of the Company, is a general partner and 10% owner of Roulston Venture Capital, L.P. Refer to the table regarding Directors and executive officers for detail.

(4) Includes 60,000 shares of Common Stock that are issuable upon conversion of a convertible subordinated note in the principal amount of $300,000 at a conversion rate of $5.00 per share.

(5) Mr. Glen Gasparini, a Director of the Company, is President and 75% shareholder of TMT Masonry, Ltd. Refer to the table regarding Directors and executive officers for detail.

                        BENEFICIAL OWNERSHIP OF DIRECTORS
                             AND EXECUTIVE OFFICERS

         The following table sets forth the number of shares of Common Stock beneficially owned as of February 27, 2004 by each Director and the executive officer of the Company. All information with respect to beneficial ownership has been furnished by the respective Director or executive officer. All shares shown in the table reflect sole voting and investment power unless otherwise indicated.

NAME AND ADDRESS OF                                                    NUMBER OF SHARES        PERCENT OF
BENEFICIAL OWNER(1)                                                   BENEFICIALLY OWNED    TOTAL SHARES(2)
----------------                                                      ------------------    ---------------
Thomas H. Roulston II.........................................            833,900(3)             38.2%
Glen Gasparini................................................            318,570(4)             16.3%
Timothy I.  Panzica...........................................             19,300(5)               *
Michael J. Meier..............................................             14,959(6)               *
Enzo Costantino...............................................             16,400(7)               *
Louis Stokes..................................................             14,997(8)               *
Russell Ciphers, Sr. .........................................             29,850(9)              1.5%
John R. Male..................................................             24,475(10)             1.2%
All Directors and executive officers as a group (8 persons)...          1,272,451(11)            56.3%

-----------------------
*     Represents less than 1%.

(1) The address of each beneficial owner is c/o American Stone Industries, Inc., 231 West Main Street, South Amherst, Ohio 44001-2926.

(2) Based on 1,939,169 shares of Common Stock outstanding on February 27, 2004, adjusted for shares subject to options exercisable within 60 days following February 27, 2004 held either by the named individuals or by the group as a whole.

(3) Includes 10,000 shares held by Mr. Roulston's wife. Mr. Roulston disclaims beneficial ownership of these shares. Shares of Common Stock beneficially owned by Mr. Roulston also include 460,000 shares held by Roulston Ventures Limited Partnership, of which Mr. Roulston is a general partner and 9% owner and 200,000 shares held by Roulston Venture Capital, L.P. of which Mr. Roulston is a general partner and 10% owner. Refer to the table regarding stockholders owning more than 5% for detail. Mr. Roulston's wife is also a 9% owner of Roulston Ventures Limited Partnership. Mr. Roulston has sole voting and investment power of Roulston Ventures Limited Partnership and Roulston Venture Capital, L.P. in a fiduciary capacity. Also includes options, exercisable within 60 days of February 27, 2004, to purchase 123,900 shares.

(4) Shares of Common Stock beneficially owned by Mr. Gasparini include 300,000 shares held by TMT Masonry, Ltd., of which Mr. Gasparini is President and a 75% shareholder and 4,170 shares held by Terrazzo, Mosaic & Tile Company, Ltd., of which Mr. Gasparini is President and a 75% shareholder. Also includes options, exercisable within 60 days of February 27, 2004, to purchase 14,400 shares.

(5) Includes options, exercisable within 60 days of February 27, 2004, to purchase 17,100 shares.

(6) Includes options, exercisable within 60 days of February 27, 2004, to purchase 11,654 shares.

(7) Includes options, exercisable within 60 days of February 27, 2004, to purchase 15,900 shares.

(8) Includes options, exercisable within 60 days of February 27, 2004, to purchase 14,250 shares.

(9) Includes options, exercisable within 60 days of February 27, 2004, to purchase 29,850 shares.

(10) Shares of stock owned by Mr. Male include 19,975 shares held by Male Family Limited Partnership of which Mr. Male is a 24.5% Limited Partner. Also includes options, exercisable within 60 days of February 27, 2004, to purchase 4,500 shares.

(11) Includes (a) options, exercisable within 60 days of February 27, 2004, to purchase 231,554 shares and (b) 90,000 shares issuable upon conversion of promissory notes as described in the table regarding stockholders owning more 5%.

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

         The following table sets forth the annual and long-term compensation for the years ended December 31, 2003, 2002 and 2001 for the Company's Chief Executive Officer (the "Named Executive Officer"). No other executive officers received compensation whose annual salary and bonus exceeded $100,000 during that year.

                                                                              LONG TERM
                                                                             COMPENSATION
                                                                             ------------
                                                                                AWARDS
                                           ANNUAL COMPENSATION               ------------
                               ------------------------------------------     SECURITIES
                                                             OTHER ANNUAL     UNDERLYING       ALL OTHER
NAME AND PRINCIPAL POSITION    YEAR     SALARY      BONUS    COMPENSATION       OPTIONS      COMPENSATION
---------------------------    ----     ------      -----    ------------    ------------    ------------
Russell Ciphers, Sr.(1)        2003    $ 101,039      --          --              --           $  2,030
   President and               2002    $  30,500      --          --              --                 --
   Chief Executive Officer

--------------
(1)   Mr. Ciphers became President and Chief Executive Officer on October 23,
      2002.

         The Named Executive Officer did not receive personal benefits or perquisites during fiscal 2003, 2002 or 2001 in excess of the lesser of $50,000 or 10% of his aggregate salary and bonus.

OPTION GRANTS IN LAST FISCAL YEAR

         On April 8, 2003, Mr. Ciphers was granted 50,000 shares of stock options at $3.35 per share of which 29,850 shares vested upon grant and 20,150 shares vest on April 8, 2004.

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END VALUES

         The following table summarizes options that were exercised during fiscal 2003 and presents the value of unexercised options held by the Named Executive Officers at fiscal year end.

                                                           NUMBER OF SECURITIES
                                                                UNDERLYING                  VALUE OF
                                                               UNEXERCISED                IN-THE-MONEY
                                                             OPTIONS AT FISCAL          OPTIONS AT FISCAL
                                                               YEAR-END (#)               YEAR-END ($)
                                                          ----------------------    -------------------------
                        SHARES ACQUIRED       VALUE                     UNEXER-                     UNEXER-
NAME                     ON EXERCISE(#)    REALIZED($)    EXERCISABLE   CISABLE     EXERCISABLE     CISABLE
----                     --------------    -----------    -----------   -------     -----------     -------
Russell Ciphers, Sr.            0               --             0         50,000          0         282,500(1)

------------------------

(1) Calculated based on the closing bid price of $9.00 per share on December 31, 2003.

EMPLOYMENT AGREEMENTS AND TERMINATION OF EMPLOYMENT AND CHANGE-IN-CONTROL ARRANGEMENTS

         The Company does not have any agreements regarding employment and does not have any change-in-control arrangements.

              CERTAIN RELATIONSHIPS AND RELATED-PARTY TRANSACTIONS

         No Director has any family relationship to any other Director of the Company.

         On November 22, 1996, TMT Masonry, Ltd. ("TMT"), Roulston Ventures Limited Partnership ("Roulston Ventures") and the Company entered into a Share Purchase Option Agreement ("Agreement"). Pursuant to the terms of the Agreement, in the event that TMT or Roulston Ventures intends to sell all or any part of their shares of Common Stock of the Company, the selling party shall first offer to the Company the opportunity to purchase such shares and, in the event that the Company declines to purchase such shares, shall offer such shares to the other party to the Agreement. Upon tender, the Company has 15 days within which to accept the offer before the shares will be made available to the other party to the Agreement. In the event that neither the Company nor the other party buys the shares, they may be sold to a third party.

         Effective as of October 1, 2002, Roulston Ventures renewed a loan to the Company in the principal amount of $150,000 under a 6% convertible subordinated note, due October 1, 2004. Interest is payable quarterly and the principal is due at maturity. Roulston Ventures has the right to convert the note, or any portion thereof, into Common Stock during the term of the note at the price of $5.00 per share, which represents the fair market value per share of Common Stock as estimated by the Board of Directors of the Company based on a review of bid, ask and close prices during recent periods. This note is subordinated to all senior bank debt and was approved on October 23, 2002 by unanimous vote of the Board of Directors of the Company with Mr. Roulston abstaining from the vote. In addition, effective as of October 1, 2002, Roulston Venture Capital, L.P. loaned the Company $300,000 under a 6% convertible subordinated note due October 1, 2005. Interest is payable quarterly and the principal is due at maturity. Roulston Venture Capital, L.P. has the right to convert the note, or any portion thereof, into Common Stock during the term of the note at the price of $5.00 per share, which represents the fair market value per share of Common Stock as estimated by the Board of Directors of the Company based on a review of bid, ask and close prices during recent periods. This note is subordinated to all senior bank debt and was approved on October 23, 2002 by unanimous vote of the Board of Directors of the Company with Mr. Roulston abstaining from the vote.

         On December 18, 2002, American Stone Corporation, a wholly-owned subsidiary of the Company, purchased approximately 150 acres of property adjacent to the Company in the Township and Village of South Amherst, Lorain County, Ohio from Amherst Quarry, Inc., P.O. Box 1072, Amherst, Ohio 44001 for the purchase price of $500,000. The purchase price was determined by an independent third party appraiser. Mr. Gasparini and Mr. Costantino are holders of 60% and 20%, respectively, of the shares of Amherst Quarry, Inc. American Stone Corporation delivered a promissory note to Amherst Quarry, Inc. for the full purchase price bearing interest at the rate of 4.5% per annum with all outstanding interest and principal due and payable in a single lump-sum installment on November 21, 2007. In addition, upon the note's expiration, or if during the term of the note any part of the property is sold to a third party, American Stone Corporation is obligated to pay Amherst Quarry, Inc. on the maturity date 50% of the difference between the fair market value of the property and the purchase price of $500,000. The note is secured by a mortgage deed executed by American Stone Corporation in favor of Amherst Quarry, Inc. granting a mortgage lien upon the property. The transaction was approved on November 20, 2002 by unanimous vote of the Board of Directors of the Company with Mr. Gasparini and Mr. Costantino abstaining from the vote.

         The Company has adopted a policy whereby in the event that management recommends the Company, or any of its subsidiaries, enter into any business transactions with a related party, such transactions will be reviewed by a majority of the Board who are independent. In addition, if a Director is affiliated with the subject related party, that Director will abstain from voting on any such proposal.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires the Company's Directors, executive officers and greater than ten percent stockholders to file reports of ownership and changes in ownership with the Securities and Exchange Commission and to furnish the Company with copies of all such filings. Based solely on its review of copies of reports furnished to the Company and, where applicable, any written representation that no reports were required, the Company believes during fiscal 2003 all Section 16(a) filing requirements were met.

                             INDEPENDENT ACCOUNTANTS

         The firm of Hobe & Lucas served as independent accountants for the Company for the fiscal year ended December 31, 2003, and have been named as such for the current fiscal year. Representatives of Hobe & Lucas are expected to be present at the Annual Meeting with the opportunity to make a statement if they so desire and to be available to respond to appropriate questions.

                            EXPENSES OF SOLICITATION

         The Company expects to solicit proxies primarily by mail, but Directors, officers and employees of the Company may also solicit proxies in person or by telephone. All reasonable expenses in connection with the solicitation of proxies will be borne by the Company. The Company will make arrangements for the forwarding, at the Company's expense, of soliciting materials by brokers, nominees, fiduciaries and other custodians to their principals.

                 STOCKHOLDERS' PROPOSALS FOR 2005 ANNUAL MEETING

         Stockholder proposals to be presented at the 2005 Annual Meeting, which is expected to be held in April, 2005, must be received by the Corporate Secretary if they are to be included in the Company's Proxy Statement and form of proxy by November 18, 2004. To be eligible for inclusion in the 2005 proxy materials, such proposal must conform to the requirements set forth in Regulation 14A promulgated under the Exchange Act.

                                  OTHER MATTERS

         As of the date of this Proxy Statement, the management of the Company has no knowledge of any matters to be presented for consideration at the meeting other than those referred to above. If any other matters properly come before the meeting, the persons named in the accompanying form of proxy intend to vote such proxy according to their best judgment on such matters insofar as the proxies are not limited to the contrary.

         Upon the receipt of a written request from any stockholder entitled to vote at the Annual Meeting, the Company will mail, at no charge to the stockholder, a copy of the Company's Annual Report on Form 10-KSB, including the financial statements and schedules required to be filed with the Securities and Exchange Commission pursuant to Rule 13a-1 under the Exchange Act, for the Company's most recent fiscal year. Requests from beneficial owners of the Company's voting securities must set forth a good-faith representation that, as of the record date for determination of stockholders entitled to vote at the Annual Meeting, the person making the request was the beneficial owner of securities entitled to vote at such Annual Meeting. Written requests for the Annual Report on Form 10-KSB should be directed to: Michael J. Meier, Secretary, American Stone Industries, Inc., 230 West Main Street, South Amherst, Ohio 44001-2926.

         You are urged to sign and return your Proxy promptly in order to make certain your shares will be voted at the Annual Meeting. For your convenience a return envelope is enclosed requiring no additional postage if mailed in the United States.

                                       By Order of the Board of Directors,

                                       /s/ Michael J. Meier

                                       Michael J. Meier
                                       Secretary

March 17, 2004

                                   APPENDIX A

                         AMERICAN STONE INDUSTRIES, INC.

                          NOMINATING COMMITTEE CHARTER

PURPOSE

         The Nominating Committee of American Stone Industries, Inc. (the "Company") is appointed by the Board of Directors of the Company (the "Board")
(1) to recommend to the Board the number of directors to serve on the Board and
(2) to assist the Board by identifying individuals qualified to become Board members and recommending to the Board the director nominees for the next annual meeting of stockholders.

COMMITTEE MEMBERSHIP AND STRUCTURE

         The Nominating Committee shall consist of the directors serving on the Executive Committee of the Board or such other directors as the Board may determine. The members of the Nominating Committee need not be independent directors.

         The Nominating Committee chairperson shall be designated by the Board, or if the Board does not do so, by a majority vote of the Nominating Committee.

MEETINGS

         The Nominating Committee shall meet as frequently as circumstances dictate. Meetings may be held by teleconference as the chairman deems advisable. A majority of the members of the Nominating Committee shall constitute a quorum for the transaction of business.

         The Nominating Committee will report to the Board regarding its recommendations, maintain written minutes of its meetings, provide copies of the minutes to the Board, and file its minutes with the Corporate Secretary.

COMMITTEE AUTHORITY AND RESPONSIBILITY

The Nominating Committee may retain and terminate any search firm to be used to identify director candidates and shall approve the search firm's fees and other retention terms. The Nominating Committee may also access Company resources in order to obtain advice and assistance from internal or external legal or other advisors, as necessary for the Committee to carry out its responsibilities under this Charter.

The Nominating Committee shall seek individuals qualified to become Board members for recommendation to the Board whenever a vacancy arises, or at such other times as the Committee deems appropriate or as requested by the Board. The Nominating Committee shall seek to identify potential directors with relevant experience in business and industry, government, education and other areas beneficial to the Board as a whole. The Nominating Committee shall monitor the mix in order to ensure that the Board has the necessary tools to perform its functions effectively and shall recommend annually nominees for election to the Board. Each recommended nominee must have indicated willingness to serve on the Board and must be prepared to represent the interests of the Company and its stockholders in general and not just to represent a particular stockholder or group.

The Nominating Committee shall consider all director nominees recommended to it, including those recommended by third parties such as stockholders. Such recommendation shall be evaluated using the same criteria as applicable to candidates identified by the Nominating Committee. Such recommendations should be directed in writing to any member of the Nominating Committee, at the address of the principal office of the Company, and should be accompanied by a written statement by the recommended party that he is willing to serve if elected and a written statement of the qualifications of the recommended person.

The Nominating Committee shall recommend to the Board from time to time the number of directors to serve on the Board.

The Nominating Committee shall review this Charter annually and recommend any proposed changes to the Board for approval.

The Nominating Committee shall encourage and support (i) appropriate opportunities for new Board members to receive appropriate orientation to the Company and their role as a member of the Board and (ii) the continued education for all directors on matters related to the Board membership.

As adopted February 18, 2004

                                   APPENDIX B

                         AMERICAN STONE INDUSTRIES, INC.

                           CHARTER OF AUDIT COMMITTEE

Organization

There shall be a committee of the board of directors known as the audit committee. The audit committee shall be composed of at least three directors, the majority of whom shall be independent of the management of the corporation based on standards applicable to companies with securities listed on the Nasdaq Small Cap Market. In addition, at least one director shall be an "audit committee financial expert", which is defined by SEC regulations as a person who, through experience understands generally accepted financial principles applied in the U.S. ("GAAP") and financial statements, has the ability to assess the general application of GAAP in connection with accounting for estimates, accruals and reserves, is experienced in preparing auditing, analyzing or evaluating financial statements that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the financial statements of the corporation, is experienced with internal controls over financial reporting, and has experience with audit committee functions.

Statement of Policy

The audit committee shall provide assistance to the corporate directors in fulfilling their responsibility to the shareholders, potential shareholders, and investment community relating to corporate accounting, reporting practices of the corporation, and the quality and integrity of the financial reports of the corporation. In so doing, it is the responsibility of the audit committee to maintain free and open means of communication among the directors, the independent auditors, and the financial management of the corporation.

Responsibilities

Audit committee policies and procedures should remain flexible, in order to best react to changing conditions and to ensure to the directors and shareholders that the corporate accounting and reporting practices of the corporation are in accordance with all requirements and are of the highest quality. In carrying out these responsibilities, the audit committee will:

- Appoint, compensate and oversee the work of the independent auditors retained for the purposes of preparing and issuing audit reports on the financial statements of the corporation and its subsidiaries, including resolving disagreements between management and the auditor regarding financial reporting.

- Pre-approve all outside auditing services and permitted non-auditing services performed by the independent auditors and cause any approval of non-auditing services to be disclosed in periodic reports to the extent required by Section 10(A)(i) of the Securities Exchange Act of 1934. The policies and procedures for pre-approvals shall be that the auditor shall submit a reasonable written description of the proposed services to the committee and approval shall require the affirmative vote or consent of at least a majority of the members of the committee.

- Meet with the independent auditors and financial management of the corporation to review the scope of the proposed audit for the current year and the audit procedures to be utilized, and at the conclusion thereof review such audit, including any comments or recommendations of the independent auditors.

- Review with the independent auditors and financial and accounting personnel, the adequacy and effectiveness of the accounting and financial controls of the corporation, and elicit any recommendations for the improvement of such internal control procedures or particular areas where new or more detailed controls or procedures are desirable. Particular emphasis should be given to the adequacy of such internal controls to expose any payments, transactions, or procedures that might be deemed illegal or otherwise improper.

- Review the financial statements contained in the annual report to shareholders with management and the independent auditors to determine that the independent auditors are satisfied with the disclosure and content of the financial statements to be presented to the shareholders. Any changes in accounting principles should be reviewed by the committee.

- Provide sufficient opportunity for the independent auditors to meet with the members of the audit committee without members of management present. Among the items to be discussed in these meetings are the independent auditors' evaluation of the corporation's financial and accounting personnel, and the cooperation that the independent auditors received during the course of the audit.

- Submit the minutes of all meetings of the audit committee to, and discuss the matters discussed at each committee meeting with, the board of directors.

- Receive, retain and address complaints received by the company concerning accounting, internal auditing controls and other auditing matters, maintaining strict confidentiality regarding concerns regarding questionable accounting or auditing matters brought to its attention by the company's employees. Any such complaints may, at the election of the submitter, be anonymous and may be submitted by contacting any member of the audit committee at the following address:

                  Michael J. Meier
                  c/o Polyone Corporation
                  33587 Walker Road
                  Avon Lake, Ohio 44012

- Investigate any matter brought to its attention within the scope of its duties, with the power to retain and compensate outside counsel for this purpose if, it its judgment, that is appropriate.

-     Review and reassess the adequacy of this charter on an annual basis.

Revised March 2, 2004

                        AMERICAN STONE INDUSTRIES, INC.

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned stockholder of American Stone Industries, Inc. (the "Company") hereby appoints Thomas H. Roulston II and Glen Gasparini the proxies of the undersigned to vote the shares of Common Stock of the undersigned at the 2004 Annual Meeting of Stockholders of the Company to be held at the Union Club of Cleveland, 1211 Euclid Avenue, Cleveland, Ohio on Wednesday, April 21, 2004, at 11:30 a.m., local time, and at any adjournment thereof upon the following:

       THE BOARD OF DIRECTORS RECOMMENDS VOTES BE CAST FOR ALL NOMINEES.

(1) ELECTION OF DIRECTORS: Enzo Costantino, Glen Gasparini, John R. Male, Michael J. Meier, Timothy I. Panzica, Thomas H. Roulston II and Louis Stokes for terms expiring in 2005.

[ ] FOR all nominees             [ ] WITHHOLD AUTHORITY to vote for all nominees
   (except as marked to the contrary)

          (INSTRUCTION: IF YOU WISH TO WITHHOLD AUTHORITY TO VOTE FOR ANY
                        INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH THE NOMINEE'S NAME IN THE LIST ABOVE.)

(2) IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

                                     (Continued, and to be signed on other side)

                          (Continued from other side)

     IF NO INSTRUCTION IS INDICATED, AUTHORITY IS GRANTED TO CAST THE VOTE OF THE UNDERSIGNED FOR THE ELECTION OF THE NOMINEES FOR DIRECTOR.

                                                    Dated                , 2004
                                                          ---------------


                                                    ----------------------------
                                                             Signature

                                                    ----------------------------
                                                     Signature if held jointly

                                                    NOTICE: When signing as a
                                                    fiduciary or on behalf of a
                                                    corporation, limited
                                                    liability company or other
                                                    similar entity, your title
                                                    or capacity should be shown.

                                               PLEASE MARK, SIGN, DATE AND
                                               RETURN THE PROXY CARD PROMPTLY
                                               USING THE ENCLOSED ENVELOPE.

                                   Proxy Card